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                                SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C. 20549

                                        FORM 8-K/A #1


                                        CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 28, 1996
                                                --------------------

                                Polish Telephones and Microwave Corporation
                                ---------------------------------------------
                         (Exact name of registrant as specified in its Charter)


       Texas                            0-24622  	       75-2433637
---------------------------           -----------       --------------
(State or other jurisdiction         (Commission       (IRS Employer
     of incorporation)                File Number)    Identification No.)


                     4635 Southwest Freeway, Suite 800, Houston, Texas  77027
                     ---------------------------------------------------------
                          (Address of principal executive offices) (Zip Code)


           Registrant's telephone number, including area code (713) 968-0968
                                                              ---------------

             433 East Las Colinas Boulevard, Suite 815, Irving, Texas   75039
             ------------------------------------------------------------------
                (Former name or former address, if changed since last report.)




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ITEM 4.      CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 28, 1996, the Board of Directors of Polish Telephones and Microwave Corporation (the "Company") determined not to retain the firm of Hoffman, McBryde & Co., P.C., ("Hoffman, McBryde") as the Company's independent auditors for the fiscal year ended December 31, 1996. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.

The auditors' report of Hoffman, McBryde on the consolidated financial statements of the Company for the past two fiscal years ended December 31, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the past two fiscal years, including the period subsequent to December 31, 1995, there were no disagreements at the decision making level (i.e. between personnel of the Company responsible for presentation of its financial statements and personnel of Hoffman, McBryde responsible for rendering its reports) with Hoffman, McBryde on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Hoffman, McBryde to make reference to the subject matter of the disagreements in connection with its reports.

Also, during the past two fiscal years, including the period subsequent to December 31, 1995, Hoffman, McBryde did not advise the Company: (a) that it questioned (i) the existence of the internal controls necessary for the Company to develop reliable financial statements, (ii) the reliability of management's representations or the reliability of the financial statements prepared by management; (b) of the need to expand significantly the scope of its audit; or (c) that information had come to its attention that if further investigated might materially impact (i) the fairness or reliability of previous or current audit reports or financial statements or (ii) cause Hoffman, McBryde to be unwilling to rely on management's representations or to be associated with the Company's financial statements.

The Company provided Hoffman, McBryde with a copy of this Current Report on Form 8-K and has requested Hoffman, McBryde furnish the Company with a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with the statements made by the Company hereinabove and,
if not, stating the respects in which it does not agree.    The Company is
hereby filing Hoffman, McBryde's letter as an exhibit to this report.

The Board of Directors of the Company has engage BDO Seidman, LLP, as the Company's independent auditors, with respect to the fiscal year ended December 31, 1996. During the two fiscal years ended December 31, 1995, the Company did not consult with BDO Seidman, LLP regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement with the Company's former auditors or a reportable event, as such terms are defined in Item 304(a)(1) of Regulation S-B under the Securities Act of 1933.

The Company has provided BDO Seidman, LLP with a copy of this Current Report on Form 8-K and has requested that BDO Seidman, LLP review such report before it is filed with the Commission; the Company has provided BDO Seidman, LLP the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 4(b) of Form 8-K. The Company will file any such letter by amendment to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits:
        (1.1) Letter of Hoffman, McBryde


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                                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Polish Telephones and Microwave Corporation
                              ----------------------------------------------
                                              (Registrant)




Dated: 11/06/96                       By: /s/ E. Scott Crist
       ----------                     -----------------------------
                                           E. Scott Crist
                                           President and Chief Executive Officer


Dated: 11/06/96                           By: /s/ Mark Vance
       --------                           ----------------------------------
                                             Mark Vance
               	                             Executive Vice President and
                                             Chief Financial Officer